SCHEDULE 14A INFORMATION
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for  Use of the  Commission  Only (as permitted  by Rule
          14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           GREEN MOUNTAIN COFFEE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:
        ........................................................................
        2)       Aggregate number of securities to which transaction applies:
        ........................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        ........................................................................
        4)       Proposed maximum aggregate value of transaction:
        ........................................................................
        5)       Total fee paid:
        ........................................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1) Amount Previously Paid:
              ..................................................................
              2) Form, Schedule or Registration Statement No.:
              ..................................................................
              3) Filing Party:
              ..................................................................
              4) Date Filed:
              ..................................................................

                           GREEN MOUNTAIN COFFEE, INC.
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  to be held on
                            Thursday, March 15, 2001
                            ------------------------

To Our Stockholders:

         The Annual Meeting of Stockholders of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn, 45 Blush Hill Road, Waterbury, Vermont (directions enclosed) on March 15, 2001 at 10:00 a.m. to:

         1.      Elect eight directors;

         2.      Approve the Green Mountain Coffee, Inc. 2000 Stock Option Plan;

         3. Approve an Amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000; and

         4. Transact such other business as may properly be brought before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on January 19, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours at the executive offices of the Company for a period of 10 days before the Meeting.

         All stockholders are cordially invited to attend the Meeting.

                                                      Sincerely,


                                                      /s/ Robert D. Britt
                                                      -------------------
                                                      Robert D. Britt
                                                      Secretary


Waterbury, Vermont
January 26, 2001

All stockholders are urged to attend the Meeting in person or by proxy. Whether or not you expect to be present at the Meeting, please mark, sign and return the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                           GREEN MOUNTAIN COFFEE, INC.
                                 33 Coffee Lane
                            Waterbury, Vermont 05676
                            ------------------------


                                 Proxy Statement
                                 ---------------


INTRODUCTION

         The accompanying proxy is solicited by the Board of Directors (the "Board") of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Thursday, March 15, 2001 at 10 a.m. at the Holiday Inn, 45 Blush Hill Road, Waterbury, Vermont. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record on or about February 12, 2001.

         The Company is a Delaware holding company whose only asset is presently the stock of Green Mountain Coffee Roasters, Inc., a Vermont corporation ("Roasters"). As used in this proxy statement, unless the context otherwise requires, references to the "Company" or "Green Mountain" include the Company and Roasters.


VOTING

         To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

         As of the close of business on January 19, 2001, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, 6,338,999 shares (3,169,499 pre-split) of the Company's common stock, par value $0.10 per share, were outstanding. The presence in person or by proxy of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         The Company declared a 100% stock dividend on December 4, 2000 payable on January 11, 2001. All share amounts and share prices presented in this proxy statement do not reflect this stock dividend.

         Each stockholder is entitled to one vote for each share of common stock held as of the record date. Stockholders may not cumulate votes for the election of directors. Directors are elected by plurality vote. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval has been obtained, but are counted for quorum purposes.


SOLICITATION AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the eight directors proposed by the Board, and FOR Proposals 2 and
3. In addition, shares represented by your proxy will be voted in the named proxies' discretion on any matter of which the Company did not have notice by January 1, 2001 and, to the extent permitted by law, on any other business that may properly come before the Meeting and any adjournments. Your proxy will only be used at the Annual Meeting and any adjournments

         Once you execute and return your proxy to the Board, you may revoke or change it at any time before it is voted at the Annual Meeting by: (i) delivering a written notice of revocation to the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05676; (ii) delivering another signed proxy to the Secretary; or (iii) attending the Annual Meeting and voting in person.

         The Company will bear the entire cost of soliciting the proxies. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance or to solicit proxies otherwise than as described.


PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be included in the Company's proxy materials for presentation at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05676 by September 28, 2001.

         SEC rules provide that the Company will not have discretionary authority to vote shares under proxies it solicits concerning matters submitted by a stockholder if the stockholder submits the matter to the Company by a certain date. The applicable date prior to which discretionary authority is prohibited for the Company's 2002 Annual Meeting of Stockholders is December 29, 2001.


                                   PROPOSAL 1

                              Election of Directors

         At the Annual Meeting, eight directors will be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. Management recommends that you vote FOR each of the nominees below. The Board knows of no reason why any nominee might be unable or unwilling to serve.

         The following sets forth the names and ages of the eight nominees for election to the Board of Directors of the Company and their respective positions with the Company.


                             Year First
Name                     Age  Elected          Positions with the Company
------------------------ --- ---------- ----------------------------------------
Robert P. Stiller         57    1993    Chairman of Board of Directors,
                                        President and Chief Executive Officer

Robert D. Britt           45    1993    Chief Financial Officer, Vice President,
                                        Treasurer, Secretary and Director

Stephen J. Sabol          39    1993    Vice President and Director

Jonathan C. Wettstein     52    1994    Vice President and Director

William D. Davis(1)       51    1993    Director

Jules A. del Vecchio(1)   57    1993    Director

Hinda Miller(1)           50    1999    Director

David E. Moran(1)         47    1995    Director

----------
(1) Member of Audit and Compensation Committees of the Board of Directors.


         Certain biographical information regarding each director of the Company is set forth below:

         ROBERT P. STILLER, founder of Roasters, has served as its President and a director since its inception in July 1981. In September 1971, Mr. Stiller co-founded Robert Burton Associates, a company engaged in the development and sale of E-Z Wider cigarette papers and served as its President and director until June 1980.

         ROBERT D. BRITT has served as Chief Financial Officer of Roasters since May 1993. Prior to May 1993, Mr. Britt held financial, managerial and/or consulting positions at Engineered Coatings, Inc., FCR, Inc., Ernst & Young,
CIGNA Corporation, and KPMG Peat Marwick. Mr. Britt is a Certified Public Accountant and holds a Master of Business Administration from the Wharton School at the University of Pennsylvania.

         STEPHEN J. SABOL has served as Vice President of Sales of Roasters since September 1996. Mr. Sabol served as Vice President of Branded Sales of Roasters from August 1992 to September 1996. From September 1986 to August 1992, Mr. Sabol was the General Manager of Roasters responsible for overall performance of the wholesale division in Maine and New Hampshire.

         JONATHAN C. WETTSTEIN has served as Vice President of Operations of Roasters since April 1993. From June 1974 to April 1993, Mr. Wettstein was employed by Digital Equipment Corporation in a variety of positions including Plant Manager, Marketing Manager, Business and Materials Manager and Product Line Controller. Mr. Wettstein holds a Master of Business Administration from the Harvard Business School.

         WILLIAM D. DAVIS is currently President and Chief Executive Officer of ChefExpress.net, Inc., an integrated food solution company based in Waterbury, Vermont. Mr. Davis is also owner and a board member of Rondele Acquisition LLC, dba Rondele Specialty Foods. Mr. Davis joined Rondele Foods as Partner in January 1996, and became Chairman of Rondele Specialty Foods (a newly formed company) in December 1998. Prior to this, Mr. Davis served as Partner of Waterbury Holdings of Vermont, a specialty foods holding company, from March 1995 to December 1998. He also served as CEO of Waterbury Holdings from March 1995 through January 1998. In his association with Waterbury Holdings, Mr. Davis held the position of Partner and CEO of the company's affiliates including McKenzie LLC, All Season's Kitchen LLC, Franklin County Cheese Corporation, and Frank Hahn Incorporated.

         JULES A. DEL VECCHIO is currently a Vice President of New York Life Insurance Company and is responsible for communications and agent management and training. Mr. del Vecchio has been affiliated with New York Life Insurance Company since 1970.

         HINDA MILLER is currently President of DeForest Concepts, a consulting firm specializing in small business and the promotion of women entrepreneurs, and a member of several Boards of Directors, including Vermont Country Store and New England Culinary Institute. Ms. Miller co-founded Jogbra, Inc. in 1977, the original maker of the "jogbra" women's sports garment. Ms. Miller served as President of Jogbra, Inc. from 1977 until 1990, and continued to serve as such when the company was bought by Playtex Apparel, Inc. in 1990. In 1991, when Playtex Apparel was sold to Sara Lee Corp., Ms. Miller continued her leadership as President until 1994. In May 1994, she became CEO of the Champion Jogbra division of Sara Lee. From January 1996 through December 1997, Ms. Miller served as Vice President of Communications for the same division.

         DAVID E. MORAN is currently Managing Partner of Fusion5, an innovation consulting company. From July 1995 through July 1999, Mr. Moran was a Partner in the Cambridge Group, a management consulting company focused on marketing. Before joining the Cambridge Group, he was a partner at Marketing Corporation of America from July 1984 to June 1992. Earlier in his career Mr. Moran spent ten years in brand management at General Foods and International Playtex. While at General Foods, he was Brand Manager of several of its Maxwell House coffee brands.

         Officers are elected annually and serve at the discretion of the Board of Directors. None of the Company's directors or officers has any family relationship with any other director or officer, except for Robert P. Stiller and one of the Company's directors, Jules del Vecchio, whose wives are sisters.


GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met eight times in fiscal 2000. During that year each of the directors attended at least 75% of the aggregate of all meetings of the Board and of all Committees of which he or she was a member, except Mr. del Vecchio who attended 50% of the meetings of the Board and Committees on which he serves. The Company does not have a standing nominating committee.

         AUDIT COMMITTEE. The Audit Committee of the Board of Directors oversees and monitors the participation of the Company's management and independent accountants throughout the financial reporting process. A copy of the written charter of the Audit Committee is attached to this Proxy Statement as Exhibit A. In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee, among other things, reviewed and discussed the audited financial statements of the Company for the year ended September 30, 2000 with management. The Audit Committee has discussed with PricewaterhouseCoopers, LLP, the Company' independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380). The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independence Standards Board No. 1, and has discussed with PricewaterhousCoopers, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended September 30, 2000 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission. In fiscal 2000, the Audit Committee was composed of directors Davis, del Vecchio, Miller and Moran. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Committee met twice during fiscal 2000.

         COMPENSATION COMMITTEE. The Board's standing Compensation Committee, composed of non-employee directors, establishes, implements and monitors the strategy, policies and plans of the Company and its subsidiaries for the compensation of all executive officers of the Company and its subsidiaries. Its duties include reviewing and determining the compensation of the executive officers of the Company and its subsidiaries, including setting any Company, subsidiary or business unit performance goals. Directors Davis, del Vecchio, Miller and Moran constituted this Committee in fiscal 2000. The Committee met four times during fiscal 2000.

         The Board of Directors of the Company recommends a vote FOR the election of each of the eight nominees to the Board of Directors under this Proposal.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 31, 2000 for
(1) each of the Company's directors and nominees, (2) all directors and executive officers of the Company as a group, (3) each Named Executive Officer and (4) each person known by the Company to own beneficially 5% or more of the outstanding shares of its common stock:

                                      Number of Shares of
                                          Common Stock        Percent Ownership
        Name and Address                  Beneficially         of Common Stock
       of Beneficial Owner                   Owned               Outstanding
--------------------------------      -------------------     -----------------
Robert P. Stiller(1)                       1,657,551                52.6%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676

Robert D. Britt(2)                            39,833                 1.2%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676

Kevin G. McBride(3)                           56,137                 1.8%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676

James K. Prevo(4)                             28,003                 0.9%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676


Stephen J. Sabol(5)                           28,062                 0.9%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676

Jonathan C. Wettstein(6)                      61,281                 1.9%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, Vermont 05676

William D. Davis(7)                           14,750                 0.5%
c/o ChefExpress.net, Inc.
ChefExpress Way
Waterbury, Vermont 05676

Jules A. del Vecchio(7)(8)                    24,324                 0.8%
c/o New York Life Insurance Co.
51 Madison Avenue
New York, New York 10010

David E. Moran(7)                              5,750                 0.2%
c/o Fusion5
39 Riverside Avenue
Westport, Connecticut  06880

Hinda Miller(9)                                3,290                 0.1%
c/o Deforest Concepts
84 Deforest Heights
Burlington, Vermont 05401

All directors and executive
officers as a group (12 persons)           1,989,500                58.7%
(10)

----------
(1) Includes an aggregate of 117,870 shares of common stock held by Trusts for the benefit of Mr. Stiller's wife and children and excludes shares owned by relatives of Mr. Stiller, if any, as to which Mr. Stiller disclaims beneficial ownership.

(2) Includes 38,772 shares of common stock for Mr. Britt issuable upon exercise of outstanding stock options exercisable within 60 days.

(3) Includes 27,500 shares of common stock for Mr. McBride issuable upon exercise of outstanding stock options exercisable within 60 days.

(4) Includes 25,236 shares of common stock for Mr. Prevo issuable upon exercise of outstanding stock options exercisable within 60 days.

(5) Includes 16,648 shares of common stock for Mr. Sabol issuable upon exercise of stock options exercisable within 60 days. Also includes 190 shares held of record by Gail Sabol, Mr. Sabol's wife, as well as 275 shares of common stock for Mrs. Sabol issuable upon exercise of outstanding options within 60 days.

(6) Includes  51,148 shares of  common stock  for  Mr. Wettstein   issuable upon
exercise of outstanding  stock options  exercisable  within 60 days.

(7)  Includes for each  person   5,750  shares of common   stock  issuable  upon
exercise of  outstanding stock options  exercisable  within 60 days.

(8) Includes 18,574 shares held of record by Phyllis Brennan Huffman, Mr. del Vecchio's wife.

(9) Includes 1,250 shares of common stock for Ms. Miller issuable upon exercise of outstanding stock options exercisable within 60 days.

(10) Includes an aggregate of 241,206 shares of common stock issuable upon exercise of stock options held by certain officers of the Company that are exercisable within 60 days.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and the NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports.
         Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to the fiscal year ended September 30, 2000, all reporting persons timely filed the required reports except for Ms. Miller, who filed one late report covering five transactions.


EXECUTIVE COMPENSATION

                          Compensation Committee Report
                       Executive Compensation for FY 2000

         The Compensation Committee of the Board of Directors is composed of outside, independent directors, none of whom is currently or was formerly an officer or employee of the Company. It is responsible for establishing and monitoring the compensation strategy, policies and plans for all executive officers of the Company and determines their compensation packages.

         The Compensation Committee's fiscal year 2000 policy was to compensate the executive officers in ways that would: (1) encourage Company growth and profitability, (2) maintain market-competitive compensation, and (3) reward superior performance by the executive officers. The factors and criteria upon which the Committee determined the fiscal year 2000 base compensation of its executive officers were, with the exception of market benchmarking, subjective in nature, such as its perception of each executive officer's performance, experience, responsibilities and skills. Bonuses, except for a certain portion earned by the Vice President of Sales that was based on meeting certain sales targets, were based on three components including:

    o the Company achieving certain earnings per share targets. This portion of the bonus was capped at $10,000 per executive officer ($200,000 for the President and CEO).
    o the attainment of certain operating cost reductions per coffee pound sold. This portion of the bonus excluded the President and CEO and was based on a pool funded by a certain dollar amount per penny saved per coffee pound sold and was allocated by proportion to base compensation.
    o lastly, a discretionary portion recommended to the Committee by the President and CEO, or, in the case of the President and CEO, a discretionary portion determined by the Committee.

The Committee believes that this approach was in the best overall interest of the Company and its stockholders.

         The Compensation Committee was assisted in its review and evaluation of executive compensation by compensation consultants. The Chief Executive Officer recommended fiscal year 2000 salary and bonus targets for each executive officer that reflected a benchmark to market by the consultants. The Committee accepted the recommendations.

         The Committee established the salary and bonus for the Chief Executive Officer, which it also benchmarked to market compensation rates with the help of the consultants.

              Submitted by the Fiscal 2000 Compensation Committee,

                                William D. Davis
                              Jules A. del Vecchio
                                  Hinda Miller
                                 David E. Moran

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity one of whose executive officers or directors is a director of the Company.


PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total stockholder return on the Company's common stock during the period from September 30, 1995 though September 30, 2000, with the cumulative total return for (i) the Nasdaq National Market Index (U.S. Companies) and (ii) the Standard & Poor's Small Cap Non-Alcoholic Beverage Index. The comparison assumes that $100 was invested on September 30, 1995 in the Company's common stock at the closing price of $6.00, and in each of the foregoing indices, assuming reinvestment of dividends, if any. The comparison reflected in the graph and table is not intended to forecast the future performance of the Company's common stock and may not be indicative of such future performance.

[OBJECT OMITTED]



                                        9/30/95   9/28/96   9/27/97   9/26/98   9/25/99   9/30/00
                                        -------   -------   -------   -------   -------   -------

Green Mountain Coffee, Inc. ..........  $   100   $   119   $   175   $    88   $   138   $   315

NASDAQ - US Index.....................  $   100   $   119   $   163   $   170   $   270   $   359

S&P Beverage Small Cap Index .........  $   100   $   116   $   179   $   153   $   176   $   169

                           Summary Compensation Table

         The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to its President and Chief Executive Officer and to the four highest-paid executive officers whose annual compensation (consisting solely of base salary and bonus, if any) exceeded $100,000 for the year ended September 30, 2000 (the "Named Executive Officers"):

                                                                                 Long Term
                                            Annual Compensation                 Compensation
                              ----------------------------------------------    -------------
                                                                  Other          Securities
        Name and              Fiscal     Salary       Bonus     Compensation     Underlying
   Principal Position          Year       ($)          ($)         ($)          Stock Options
   ------------------         ------    --------    --------    ------------    -------------

Robert P. Stiller              1998      251,621      75,000        5,588(1)          -
Chairman of the Board of       1999      251,843     100,000          193(1)          -
Directors, President and       2000      356,731     250,101               -          -
Chief Executive Officer

Kevin G. McBride (5)           1998            -           -               -          -
Vice President, Marketing      1999       15,574      47,000               -     75,000(3)
                               2000      177,885      27,614               -          -


James K. Prevo                 1998      106,157      35,000        2,675(1)     17,000(3)
Vice President and             1999      124,613      15,000        3,623(1)     10,000(2)(3)
Chief Information Officer      2000      148,269      37,607        3,697(1)          -


Stephen J. Sabol               1998      132,343      10,000        2,903(1)     10,000(3)
Vice President of Sales        1999      139,591      55,000       81,938(4)     10,000(3)
 and Director                  2000      142,871      47,627        5,053(1)          -


Jonathan C. Wettstein          1998      127,072      13,000        3,132(1)     16,000(3)
Vice President of Operations   1999      142,929      15,000        3,898(1)     10,000(2)(3)
 and Director                  2000      152,885      37,607        4,362(1)          -

----------
(1) Represents matching contributions to the Company's 401(k) Plan.
(2) The term of outstanding options to purchase 11,787 shares held by Mr. Prevo and 47,148 shares held by Mr. Wettstein were extended on December 21, 1999 for an additional five years and now expire in 2008. The exercise price of these options exceeded the fair market value of the common stock at the date of the extension.
(3) Represents shares of common stock issuable upon exercise of options granted under the Company's 1993, 1999 and/or 2000 Stock Option Plans.
(4) Represents $77,816 of compensation related to the reimbursement of taxes paid on certain option exercise income and $4,122 of matching contributions to the Company's 401(k) Plan.
(5) Excludes compensation paid to Mr. McBride who served as a consultant to the Company prior to being hired as its Vice President, Marketing in August 1999.

EMPLOYMENT AGREEMENTS

         On July 1, 1993, Roasters entered into an employment agreement with Stephen J. Sabol, its Vice President of Sales. The employment agreement provides that Mr. Sabol will receive a minimum base annual salary of $120,000 and performance based bonuses to be determined from time to time by the Board of Directors. The employment agreement may be terminated at any time by Roasters or Mr. Sabol.

         On July 1, 1993, Roasters entered into an employment agreement with Jonathan C. Wettstein, its Vice President of Operations. The employment agreement provides that Mr. Wettstein will receive a minimum base annual salary of $115,000, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 100% of his then base compensation in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity. In addition, Mr. Wettstein is entitled to a severance payment consisting of 50% of his then base annual salary in the event that he is terminated for any reason other than (i) for cause or
(ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Wettstein.

         Each of the above employment agreements also provides that the officer shall not (i) disclose or use any confidential information of the Company during or after the term of his agreement, (ii) compete with the Company or any of its affiliates during the term of his agreement, or in certain circumstances, for a period of six months thereafter or (iii) recruit any employee of the Company for employment in any other business competitive with the Company for a period of one year after the termination of his agreement.


AGGREGATED OPTIONS EXERCISES

         The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended September 30, 2000, by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

                           AGGREGATED OPTION EXERCISES
                   IN THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
                          FISCAL YEAR-END OPTION VALUES

                           Shares        Value                                  Value ($) of Unexercised
                        Acquired on    Realized     Number of Unexercised      "In-the-Money" Options at
        Name              Exercise        ($)     Options at Fiscal Year-End      Fiscal Year-End (1)
                                                  Exercisable  Unexercisable   Exercisable  Unexercisable
---------------------   -----------   ---------   -----------  -------------   -----------  -------------
Robert P. Stiller                 -           -             -              -             -              -
Kevin G. McBride                  -           -        26,250         53,750       297,813        612,188
James K. Prevo                1,000      10,480        17,653         28,370       180,306        329,486
Stephen J. Sabol                  -           -        10,815         10,833       109,393        128,955
Jonathan C. Wettstein         4,000      53,500        55,431         15,333       587,724        188,583

----------
(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. At September 29, 2000, the closing price quoted on the Nasdaq National Market was $18 7/8, and all options owned by the Named Executive Officers were "in-the-money".


BOARD OF DIRECTORS COMPENSATION

         Directors are elected annually by the Company's stockholders. Each director (other than those who are also officers of the Company) is paid a retainer and is reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. The annual retainer in fiscal 2000 was $8,000. Starting in fiscal 2001, each director will earn $2,000 per meeting attended in addition to the annual retainer of $8,000.

         In addition, the Company has granted stock options from time to time to its outside directors. In fiscal 2000, it granted ten-year non-statutory options to purchase 500 shares each to Messrs. Davis, del Vecchio, and Moran, as well as to Ms. Miller. All of these options are exercisable at $17.94 per share and vest over four years.

         In fiscal 1999, it granted then new Board Member Hinda Miller ten-year non-statutory options to purchase 5,000 shares and long-time directors Messrs. Davis, del Vecchio and Moran ten-year non-statutory options to purchase the following number of shares: 8,000 shares for Mr. Davis, 8,000 shares for Mr. del Vecchio, and 7,500 shares for Mr. Moran. All of these options are exercisable at $5.875 per share. 5,000 of the options granted to each of the long-time directors were immediately exercisable upon grant. The balance of these grants and all of Ms. Miller's grants become exercisable over four years.


CERTAIN TRANSACTIONS

           Mr. Stiller has guaranteed the repayment of the indebtedness incurred by the Company to the Central Vermont Economic Development Corporation. See Note 8 of "Notes to Consolidated Financial Statements" in the accompanying Annual Report to Stockholders for a description of the terms of such indebtedness.

         During fiscal 2000, the independent directors approved a total of $430,000 in new personal loans to Mr. Stiller. The largest aggregate loan amount outstanding at any time during fiscal 2000 was $450,000. Interest accrues on the unpaid principal of the loans at the prime rate as reported in the Wall Street Journal and is payable upon the maturity of each note. All principal and accrued interest amounts were paid to the Company and there was no balance outstanding on September 30, 2000. The Board of Directors believes the terms of these loans are no more favorable to Mr. Stiller than he could obtain from institutional lending sources, and believes the loans benefited the Company by permitting Mr. Stiller to delay planned sales of certain of his shares in the Company, while the Company conducted a series of stock repurchase programs.

         On March 21, 2000, ChefExpress.net, Inc., a company whose Chief Executive Officer and President is Mr. Davis, a director of the Company, delivered a promissory note to the Company in the principal amount of $100,000 bearing an annual interest rate of 8%. In the fourth quarter of fiscal 2000, the Company converted this loan into an equity investment. In addition to a minority ownership interest, the investment in the ChefExpress.net venture represents an opportunity for the Company to be prominently featured in an e-procurement Web site that targets to chefs in restaurants and the high-end sector of the food service channel.

         On March 26, 1993, Roasters entered into an employment agreement with Robert D. Britt, its Chief Financial Officer, Vice President, Treasurer and Secretary. The employment agreement provides that Mr. Britt will receive a minimum base annual salary of $100,000, subject to certain annual cost of living adjustments, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 200% of his then base annual salary payable over 24 months in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity or any transaction or series of related transactions resulting in Mr. Stiller owning less than 50% of the Company's issued and outstanding common stock. In addition, Mr. Britt is entitled to a severance payment equal to 50% of his then base annual salary in the event that he is terminated for any reason other than
(i) for cause or (ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Britt.

         Any future transactions between the Company and its officers, directors, principal stockholders or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any loans to officers, directors, principal stockholders or affiliates of any of them will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors, upon their conclusion that it may reasonably be expected to benefit the Company.


                                   PROPOSAL 2

                       Approval of 2000 Stock Option Plan


GENERAL

         The Board of Directors has approved a new stock option plan for the Company. As stock options remain a valuable tool for the Board of Directors in attracting and retaining key personnel, the Board concluded that it was in the best interests of the Company to adopt a new option plan, substantially identical to the 1999 Stock Option Plan, rather than to increase the number of shares available for options under the current plan. Under the 2000 Stock Option Plan (the "Plan") options may be granted for up to 400,000 shares of common stock. The only significant differences between the 1999 Stock Option Plan and the Plan are (i) the removal of the restriction that the option price for non-qualified options be not less than 85% of the fair market value of the common stock, (ii) the acceleration of the exercisability of any options that are not yet exercisable in the event of a sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a Change in Control (as defined in the Plan) and (iii) removal of the Board's discretion to determine that optionees should not, at the option of a purchaser, receive the same kind of consideration that is delivered to stockholders as a result of such sale, conveyance or Change in Control. As in the 1999 Plan, the Board may cancel all outstanding options (including options accelerated pursuant to the 2000 Plan) in event the optionee receives the same kind of consideration had the option been exercised in full.

         The following is a summary of the Plan. Stockholders may obtain a copy of the Plan document by retrieving it from the SEC's Edgar database at www.sec.gov or by contacting the Company's Investor Services department at (802) 244 5621.

         The purpose of the Plan is to advance the interests of the Company by providing an opportunity for ownership of the common stock by employees, agents and directors of the Company. By providing an opportunity for such stock ownership, the Company seeks to continue to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business. Options granted under the Plan may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of Section 422 of the Code ("NSOs").

         The Board of Directors will administer the Plan, as it does the current plan. The Board is empowered to determine, among other things, recipients of grants, whether a grant will consist of ISOs or NSOs or a combination thereof, the price (within limits) at which the option is exercisable, the number of shares of common stock to be subject to such options, when the options are first exercisable and when they expire.

         In determining the eligibility of an individual to be granted an option as well as in determining the number of shares of common stock to be optioned to any individual, the Board may take into account the position and responsibilities of the individual being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Board may deem relevant.

         The option price or prices of shares of the common stock for options designated as NSOs will be determined by the Board as of the date of the option grant. The option price or prices of shares of common stock for ISOs will be at least the fair market value of the common stock at the time the option is granted as determined by the Board in accordance with the regulations promulgated under Section 422 of the Internal Revenue Code of 1986, as amended.

         Each option granted under the Plan will be exercisable at such time or times and during such period as set forth in the Option Agreement; provided, however, that no option granted under the Plan will have a term of more than 10 years.

         An option granted to any optionee whose employment is terminated will terminate on the earlier of (i) ninety days after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and will only be exercisable to the extent such right has accrued and is in effect on the date of termination. If the employment of an optionee is terminated by the Company for cause or because the optionee is in breach of any employment agreement, the option will terminate on the date the optionee's employment is terminated by the Company.

         If the employment of an optionee is terminated by the Company because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the option will terminate on the earlier of (i) one year after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and all such options will become immediately exercisable.

         In the event of the death of any optionee, any option granted to such optionee will terminate one year after the date of death or on the date on which the option expires by its terms, whichever occurs first, and such options may be exercised as to the full number of shares covered thereby, whether or not the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee.

         Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check payable to the order of the Company or, subject to certain conditions, common stock, in an amount equal to the exercise price of the options. To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice to the Company, accompanied by payment in full for such shares.

         The right of any optionee to exercise any option granted to him or her will not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such option will be exercisable during the lifetime of such optionee only by him or her.

         Unless sooner terminated as provided in the Plan, the Plan will terminate in January 2010. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however,
(i) the Board may not, without the approval of the stockholders of the Company increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan and (ii) any modification or amendment of the Plan must be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements.

         ISOs granted under the Plan are subject to certain restrictions, including a limitation on the value of options to be exercised in a calendar year and restriction on the exercise price of ISOs held by owners of more than 10% of the voting power of all classes of stock of the Company.

         The approximate number of individuals eligible to receive options under the Plan is 450.

         As of January 8, 2001, the Board had granted options to purchase an aggregate of 205,000 shares under the Plan. The outstanding options are exercisable at prices ranging from of $18.875 to $40.562 per share, the closing price of the common stock on the grant dates as reported by the NASDAQ National Market.


FEDERAL INCOME TAX CONSEQUENCES

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Plan and does not attempt to describe all possible federal or other tax consequences of participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described consequences is applicable. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares of common stock acquired upon the exercise of an option.

         Generally, the grant of either ISOs or NSOs is not a taxable event either for the Company or for the employee. No income is recognized by the employee, and no deduction may be taken by the Company, when an ISO is exercised. However, the amount by which the fair market value of the stock on the date of exercise of an ISO exceeds the exercise price is included in the optionee's income in the year of exercise for alternative minimum tax purposes . (Optionees should consult their own tax advisors for information on the alternative minimum tax.) When an NSO is exercised, the employee generally recognizes ordinary income equal to the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. The Company is entitled to a concurrent deduction for the amount of ordinary income recognized by the employee.

         Upon disposition of stock acquired upon exercise of an NSO, any difference between the fair market value on the date of disposition and the fair market value on the date of exercise is a capital gain or loss. When stock acquired pursuant to exercise of an ISO is disposed of, the difference between its fair market value on the date of disposition and the option price is a capital gain or loss; provided, that the stock is not disposed of within either
(i) two years from the date the ISO was granted or (ii) one year from the date the stock was acquired upon its exercise (either being a "disqualifying disposition"). No deduction may be taken by the Company absent a disqualifying disposition.

         If stock acquired pursuant to exercise of an ISO is disposed of in a disqualifying disposition, the difference between its fair market value on the date of exercise and the option price is ordinary income to the employee (and is deductible by the employer) in the year of the disposition and any further gain on disposition is treated as capital gain. If the value of the stock on the date of disposition is less than its value on the date of exercise, only the difference between the exercise price and the sale price is treated as ordinary income.


NEW BENEFITS

         The specific future benefits to be received by executive officers, directors and employees of the Company under the Plan are not determinable. However, to date executive officers as a group have received options under the Plan for an aggregate of 155,000 shares and all employees as a group have received options for 205,000 shares (inclusive of the 155,000 options granted to executive officers), all exercisable at prices ranging from $18.875 to $40.562 per share. No non-employee director has received any options to date under the Plan. The following table presents the options granted to date to each of the Named Executive Officers:


                                                            Number     Exercise
          Name                        Title               of Options   Price ($)
------------------------   ----------------------------   ----------   ---------

Robert P. Stiller           Chairman  of  the  Board of      100,000      28.188
                            Directors, President and
                            Chief Executiv Officer

Kevin G. McBride            Vice President                     5,000      18.875

James K. Prevo              Chief Information Officer         10,000      18.875

Stephen J. Sabol            Vice President and Director       10,000      18.875

Jonathan C. Wettstein       Vice President and Director       10,000      18.875

Executive Officers as                                        155,000         (1)
a group

Non-executive Directors                                            -           -

All employees as a group                                     205,000         (2)

----------
(1) All options have an exercise price of $18.875 per share, except for the 100,000 options granted to Mr. Stiller which are exercisable at a price of $28.188 per share.
(2) All options have an exercise price of $18.875 per share, except for the 100,000 options granted to Mr. Stiller which are exercisable at a price of $28.188 per share and an employee grant for 2,500 options which is exercisable at a price of $40.562 per share.


VOTING ON PROPOSAL 2

         Approval of the Plan requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting and entitled to vote thereon. If the stockholders do not approve the Plan the Board of Directors will terminate it, all options issued under the Plan will be terminated.



         The Board of Directors of the Company recommends a vote FOR the approval of the Company's 2000 Stock Option Plan under this Proposal 2.

If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the Company's 2000 Stock Option Plan unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the approval of the Company's 2000 Stock Option Plan if sufficient votes in favor of the approval of the Plan have not been received.



                                   PROPOSAL 3

              Approval of Amendment to Certificate of Incorporation
                   to Increase the Number of Authorized Shares


         Article fourth of the Certificate of Incorporation of the Company currently authorizes the issuance of 10,000,000 shares of common stock.

         As of December 31, 2000, there were 3,149,356 shares of common stock outstanding. Therefore, 6,850,644 authorized shares of common stock remained available for issuance without further action by the stockholders of the Company, of which 967,248 are reserved for issuance under the Company's various stock option plans.

         On December 13, 2000, the Board of Directors of the Company proposed and declared advisable an amendment to the Certificate of Incorporation increasing the authorized shares of common stock from 10,000,000 to 20,000,000. The proposed amendment would have no effect upon the terms of the common stock.

         The Board of Directors believes that the proposed increase in authorized shares of common stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as financings, acquisitions or stock splits. Having such authorized shares available for issuance in the future would allow shares of common stock to be issued for such purposes without the expense and delay of further stockholder action. There is no current plan or proposal to issue any of the additional shares proposed to be authorized.


ANTI-TAKEOVER EFFECT

         The increased number of authorized shares could also be used to make more difficult a change of control of the Company which the Board of Directors determines not to be in the best interests of its stockholders. For instance, such shares could be issued in public or private financing transactions to persons who might side with the Board of Directors in opposing a takeover bid. The Board of Directors is not currently aware of any efforts by any person to gain control of the Company.


RISK OF DILUTION

         By increasing the authorized number of shares of common stock, the Board of Directors of the Company may issue shares of common stock without further stockholder action. If the Company issues additional shares of common stock or securities convertible into or exchangeable for common stock, the percentage ownership of the Company's then-existing stockholders will decrease.


VOTING ON PROPOSAL 3

         The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the amendment.



         The Board of Directors recommends a vote FOR the proposal to amend the Certificate of Incorporation under this Proposal 3.

         If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the proposed amendment unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the proposed amendment if sufficient votes in favor of the proposed amendment have not been received.


OTHER BUSINESS

         The Board of Directors is not aware of any matters not set forth herein that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote as the Board of Directors directs.

INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal year 2000. The Company expects that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

         The Corporation has not selected auditors for the current fiscal year. The Board of Directors and its Audit Committee will make this decision later in the year.



                                             By order of the Board of Directors,




Dated:  January 26, 2001                     /s/ Robert D. Britt/
                                             --------------------
                                             Robert D. Britt
                                             Secretary


                                    Exhibit A
                           Green Mountain Coffee, Inc.
                             Audit Committee Charter

PURPOSE

         The primary purpose of Green Mountain Coffee, Inc.'s Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, auditor or other expert for this purpose. The Board and the Committee are in place to represent the Company's stockholders, accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

         The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

         Accordingly, all of the members will be directors:
         o Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and
         o Who are financially literate or who become financially literate within a reasonable amount of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related management expertise.

KEY RESPONSIBILITIES

         The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditor, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

         The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.
    o The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61 as amended from time to time.
    o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 as amended: this review will occur prior to the Company's filing of the Form 10-Q.
    o The Committee shall discuss with management and the outside auditor the quality and adequacy of the Company's internal controls.
    o    The Committee shall:
             o request from the outside auditor, annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;
             o    discuss   with  the   outside  auditor   any  such   disclosed
                  relationships and their impact on the outside auditor's independence; and
             o recommend that the Board take appropriate action to oversee the independence of the outside auditor.
    o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

                            DIRECTIONS TO HOLIDAY INN
                               45 Blush Hill Road
                            Waterbury, Vermont 05676

From I-89 - Boston, MA
1.       Take Route 93 North to Route 89 North (just South of Concord, NH)
2.       Take exit 10 (Waterbury - Stowe)
3.       Turn right (North on Route 100) at the end of the exit ramp
4. Take the first left (100 yards), up Blush Hill Road, into the Holiday Inn parking lot

From I-89 - Burlington, VT
1.       Take Route 89 South (toward Montpelier)
2.       Take exit 10 (Waterbury, Stowe)
3.       Turn left (North on Route 100) at the end of the ramp
4.       Cross over I-89
5. Take the first left (100 yards), up Blush Hill Road, into the Holiday Inn parking lot

From Waitsfield/Warren
1.       Take Route 100 North
2.       Turn left on Route 2 and go through Waterbury
3. Turn right (continuing on Route 100 North) after going under the railroad bridge
4.       Cross over I-89
5. Take the first left (100 yards), up Blush Hill Road, into the Holiday Inn parking lot

From Stowe/Morrisville
----------------------
1.       Take Route 100 South towards I-89
2.       You will pass between a Mobil and an Exxon
3. Turn right (before the ramp to I-89) up Blush Hill Road, into the Holiday Inn parking lot.


For further assistance:  Holiday Inn - Stowe/Waterbury  (802) 244-7822


                             APPENDIX B: PROXY CARD
                           GREEN MOUNTAIN COFFEE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 15, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Robert P. Stiller and Robert D. Britt, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Green Mountain Coffee, Inc. (the "Company") to be held at the Holiday Inn, 45 Blush Hill Road, Waterbury, Vermont on Thursday, March 15, 2001 at 10:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

1.       Proposal 1 - To elect eight directors.
         Nominees:  Robert D. Britt,   William D. Davis,   Jules A. del Vecchio,
         Hinda Miller,   David E. Moran,   Stephen J. Sabol,   Robert P. Stiller
         and Jonathan C. Wettstein.

         [__] FOR all nominees              [__] WITHHELD from all nominees
         [__] FOR, except vote withheld from the following nominees:
         ___________________________________________


2.       Proposal 2 - To approve the 2000 Stock Option Plan.
         [__] FOR          [__] AGAINST              [__] ABSTAIN

3.       Proposal 3 - To   approve   the   amendment  to   the   Certificate  of
         Incorporation to increase the number of authorized shares.
         [__] FOR          [__] AGAINST              [__] ABSTAIN

                            (Please sign on reverse)

4. In their discretion on any matter of which the Company did not have notice by January 1, 2001, and, to the extent permitted by law, on any other business that may properly come before the Meeting and any adjournments.

This proxy will be voted as directed or, if no direction is given, will be voted FOR under Proposal 1, 2 and 3 and in the proxies' discretion (to the extent described above) on all other matters that may properly come before the Meeting. If this proxy is not marked to withhold authority to vote for any nominee it will be voted FOR all nominees.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this card. If it is inaccurate please include your correct address below.

                                    Dated: _______________________________, 2001


                                    --------------------------------------------
                                                    (Signature)

                                    --------------------------------------------
                                                    (Signature)


                                    Note:  Please sign  exactly  as your name or
                                    names  appear on  this card.   Joint  owners
                                    should each sign personally. If signing as a fiduciary or attorney, please give your exact title.